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      As filed with the Securities and Exchange Commission on July 25, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2005


                            W. R. BERKLEY CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                        1-15202                22-1867895
----------------------------         -----------------       -------------------
(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)


                     475 Steamboat Road, Greenwich, CT 06830
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (203) 629-3000
                                                     --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operation and Financial Condition

         Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the Company's results of operations for the second quarter of 2005. The press release was issued on July 25, 2005. A copy of the press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

         Except as provided in Item 8.01 below, the information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.  Other Events

         Reference is made to the press release of the Company relating to the announcement of the Company's results of operations for the second quarter of 2005. The press release was issued on July 25, 2005. Pages five through eight of the press release (but not the remaining portions of the press release) are included in Exhibit 99.1 hereto and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         (c)  Exhibits
         Certain portions filed, as described in Item 8.01 above
         99.1  Press Release, dated July 25, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      W. R. BERKLEY CORPORATION

                                      By:  /s/ Eugene G. Ballard
                                           ----------------------------
                                           Name:  Eugene G. Ballard
                                           Title: Senior Vice President,
                                                  Chief Financial Officer
                                                  and Treasurer


Date:  July 25, 2005

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                                  EXHIBIT INDEX


Exhibit:
-------

99.1                       Press Release dated July 25, 2005